CERTIFICATION PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002


         The undersigned executive officers of the Registrant hereby certify to the best of their knowledge that this Quarterly Report on Form 10-QSB for the quarter ended June 30, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.



Date: August 10, 2004               By:   /s/William M. Tandy
                                          --------------------------------------
                                          Name:  William M. Tandy
                                          Title: Chief Executive Officer




Date: August 10, 2004               By:   /s/Michael D. Wortham
                                          --------------------------------------
                                          Name:  Michael D. Wortham
                                          Title: Chief Financial Officer